UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 29, 2022

HALL OF FAME RESORT & ENTERTAINMENT COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-38363	84-3235695
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2626 Fulton Drive NW

Canton, OH 44718

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (330) 458-9176

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	HOFV	Nasdaq Capital Market
Warrants to purchase 1.421333 shares of Common Stock	HOFVW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Special Meeting of Stockholders of Hall of Fame Resort & Entertainment Company (the “Company”) held on September 29, 2022 (the “Special Meeting”), the Company’s stockholders voted on the proposal below, which is described in detail in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on September 6, 2022 (the “Proxy Statement”). The proposal was approved by the requisite vote of the Company’s stockholders. The number of votes cast for and against and the number of abstentions and broker non-votes with respect to the proposal is set forth below.

1.	Proposal to approve an amendment to our Amended and Restated Certificate of Incorporation to effect, at the discretion of our Board of Directors on or prior to May 5, 2023, a reverse stock split of all of the outstanding shares of our common stock, par value $0.0001 per share (“Common Stock”), at a ratio in the range of 1-for-10 to 1-for-25 (the “Reverse Stock Split”), such ratio to be determined by our Board of Directors in its discretion and publicly disclosed prior to the effectiveness of the Reverse Stock Split, whereby each outstanding 10 to 25 shares would be combined, converted and changed into 1 share of our Common Stock.

For	Against	Abstentions	Broker Non-Votes
62,212,072	12,007,126	339,892	0

Because the Reverse Stock Split proposal was approved, a proposal to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Reverse Stock Split proposal was not needed and, therefore, no vote was taken on that proposal.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Document

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HALL OF FAME RESORT & ENTERTAINMENT COMPANY

	By:	/s/ Michael Crawford
		Name:	Michael Crawford
		Title:	President and Chief Executive Officer

Dated: September 30, 2022

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